Supplement to the Standard and Service Class Prospectuses
                                     for the
                    Lincoln Variable Insurance Products Trust
                Dated May 1, 2006 as Supplemented June 30, 2006,
              August 25, 2006, October 13, 2006, October 17, 2006,
                       November 1, 2006, and March 7, 2007
                          Global Asset Allocation Fund


The following changes are effective April 1, 2007:

The following two paragraphs are to be inserted at the end of the Section entitled "Equity Asset Class" on page GAA-1:

The Fund may invest in both equity and fixed income securities. While the sub-adviser's investment decisions with respect to the equity portion of the portfolio are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances the subadviser may utilize growth-oriented strategies within the U.S. equity asset class for a portion of the allocation to manage risk exposures but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Fund.

To invest in growth equities, the sub-adviser will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.


This Supplement is dated April 2, 2007.